EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

How SolarWindow is Bringing World's First-of-Their-Kind Electricity-Generating Windows to Market - August 20th Webcast

Columbia, MD - July 30, 2015 - SolarWindow Technologies, Inc. (OTCQB: WNDW) will host a special webcast - SolarWindowTM : Power Reinvented - on August 20, 2015 where, for the first time ever, participants will learn exactly how and when the company plans to bring to market its record-setting transparent electricity-generating windows for commercial skyscrapers and towers. Commercial buildings account for nearly 40 percent of all electricity consumed in the U.S. in 2014.

"...SolarWindow could give our cities the ability to harvest their own energy needs."

Engineers envision installing SolarWindowTM products on skyscrapers and tall towers, when commercialized.

"Our technology boasts a calculated and validated financial payback of less than one year, when modeled for a 50 story building, and shows 50 times more energy output than conventional rooftop solar power systems, according to the company's validated power model," said Mr. John A. Conklin, President and CEO, SolarWindow Technologies, Inc.

(CNBC: Industrial Revolutions) Natural view showing transparency of SolarWindowTM electricity-generating coating

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Your Opportunity to Ask How SolarWindowTM Products Are Coming to Market

The company's scheduled webcast is an online town-hall style forum led by Mr. Conklin. He will present the commercialization plan for SolarWindowTM products and address participant questions.

This moderated webcast will also feature SolarWindow and industry experts candidly discussing the company's technology objectives, commercialization path, recent technological advances, logistical challenges, and breakthroughs.

Important questions that explain how SolarWindowTM products are coming to market include:

What is SolarWindow and how does it work? Can this technology achieve a commercially-viable 25 year warranty?

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Dr. Scott Hammond is Principal Scientist at SolarWindow Technologies, Inc. and the leading developer of SolarWindowTM systems. Dr. Hammond brings extensive experience to the company from all areas of Organic Photovoltaics (OPV). He is currently a member of the American Chemical Society and the Materials Research Society, and a Sigma-Aldrich Global Advisor.

What is the glass industry's perception of SolarWindowTM? How can you be certain that commercial glass companies will be able to manufacture SolarWindowTM products?

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Mr. Patrick Sargent brings us extensive experience with glass and energy. Patrick gained invaluable insights into the manufacture and use of glass for solar and photovoltaic energy applications at Asahi Glass, a $16 billion international glass producer where he served as Photovoltaics Cover Technology Leader for its North American Solar Business Unit. He previously worked at technology giants, Lucent Technologies and Fujitsu Network Communications, and now owns Corona Solar Group, LLC, a solar power development firm specializing in solar design, engineering, and project development of solar and renewable projects.

How exactly do SolarWindowTM systems achieve a one-year financial payback? Is this really possible?

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Mr. Kenneth Schuckers, CPA, has contributed important energy and corporate tax know-how to development of the SolarWindowTM Financial Model. Ken has 20-plus years of corporate tax experience with over a decade focused on R&D and other federal tax credits and incentives. His credentials include Deloitte & Touche, LLP (Corporate Tax Services), and Partner at Grant Thornton, LLP (R&D and Section 199 Practice Leader).

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How will America's utilities embrace an energy solution as innovative as SolarWindowTM? If SolarWindowTM products power skyscrapers, doesn't this hurt utility companies?

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Mr. Curtis Watkins is an expert in evaluating, advancing, and integrating emerging technologies at America's largest electric power holding company, Duke Energy. He is well versed in the regulated utility and municipality code enforcement industries.

How does SolarWindow Technologies work with the National Renewable Energy Laboratory (NREL) through a Cooperative Research and Development Agreement (CRADA)? Are there technology goals outlined in a CRADA? What technical capabilities does NREL offer in the development of solar photovoltaic technologies, generally?

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Dr. Maikel van Hest is a Senior Scientist in the thin film and processing group within the National Center for Photovoltaics at the U.S. Department of Energy's (DOE) National Renewable Energy Laboratory (NREL). He specializes in materials science and scaling of photovoltaics using atmospheric processing approaches. He works alongside SolarWindow Technologies' Principal Scientist, Dr. Scott Hammond, to support the development of SolarWindowTM modules. Dr. van Hest is the PV thrust leader for the Solar Energy Research Institute between India and the United States (SERIIUS).

"SolarWindow is hosting this milestone event with distinguished guest panelists because we have reached a point in time where we can now confidently share how we plan to bring our history-making products to market," said Mr. Conklin.

Patent-pending SolarWindowTM products are under development for the estimated 85 million commercial buildings and detached homes in the United States.

Reserve Your Seat: Register Today

The event will be webcast live via the Internet on:

August 20, 2015

Time: 2:00 PM - 3:00 PM EDT

Participants are invited to submit their questions to the webcast guest panel during the event, online.

Click here to register, today or visit http://www.SolarWindow.com/Register.

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About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation, transparent electricity-generating SolarWindowTM coatings.

SolarWindowTM coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindowTM can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindowTM uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

The company's Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindowTM irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Ms. Briana L. Erickson toll free at 1-800-213-0689 or visit: www.solarwindow.com.

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Follow us on Twitter @solartechwindow, or follow us on Facebook.

To view the full HTML text of this release, please visit: http://solarwindow.com/media/news-events/.

Media Contact:

Trendlogic

Dwain Schenck

800-992-6299

Dwain@trendlogicpr.com

For answers to frequently asked questions, please visit our FAQs page: http://solarwindow.com/investors/faqs/

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Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindowTM technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company's website and the social media channels listed below:

  Facebook
  Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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